UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 2, 2016
(Date of earliest event reported)
US Ecology, Inc.
(Exact name of registrant as specified in its charter)
DE	0-11688	95-3889638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
251 E. Front St., Suite 400, Boise, ID	83706
(Address of principal executive offices)	(Zip Code)
2083318400
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On June 2, 2016, US Ecology, Inc., (the "Company") announced in the press release attached as Exhibit 99.1 to this report that it has authorized a program to repurchase up to $25 million worth of shares of its common stock. The program will remain in effect until June 2, 2018, unless extended by the Board of Directors of the Company.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits
The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:
(d) Exhibits
Press Release of US Ecology, Inc. dated June 2, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2016	US Ecology, Inc. By: /s/ Eric L. Gerratt Eric L. Gerratt Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of US Ecology, Inc. dated June 2, 2016